UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Earliest Event Reported: February 19, 2001

                        Date of Report: February 19, 2001



                            FERRELLGAS PARTNERS, L.P.
                        FERRELLGAS PARTNERS FINANCE CORP.

                 -----------------------------------------------

           (Exact name of registrants as specified in their charters)



       Delaware                 1-111331                     43-1698480
       Delaware                333-06693                     43-1742520
-----------------------     -----------------     ------------------------------
(States or other             Commission file             (I.R.S. Employer
jurisdictions of                 numbers                Identification Nos.)
incorporation or
organization)





                   One Liberty Plaza, Liberty, Missouri 64068

               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600


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 ITEM 9.  REGULATION FD DISCLOSURE

On Tuesday, February 27, 2001, Ferrellgas Partners, L.P. will report earnings for the three and six months ended January 31, 2001. James E. Ferrell, Chairman, Chief Executive Officer and President, will conduct a live teleconference on the Internet at http://www.videonewswire.com/FERRELLGAS/022701/. The live webcast of the teleconference will begin at 3:00 p.m. Eastern Time.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FERRELLGAS PARTNERS, L.P.

                                           By Ferrellgas, Inc. (General Partner)


Date: February 19, 2001                    By     /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)





                                           FERRELLGAS PARTNERS FINANCE
                                           CORP.

Date: February 19, 2001                    By     /s/ Kevin T. Kelly
                                            ------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)